In connection with the Quarterly Report of Springbig Holdings, INC. , a Florida corporation (the " Company") on Form 10-Q for the quarter ended September 30 , 2022 with the Securities and Exchange Commission on the date hereof (the "Report") , Paul Sykes, the Chief Financial Officer of the Company, certifics, pursuant to 18 U.S.C. §1350 , as adopted pursuant to $906 of the Sarbanes-Oxley Act of 2002 , that to my knowledge: 1934; and 1 . 2. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 The Report fully complies with the requirements of section 13(a) or 15 (d ) of the Securities Exchange Act of The information contained in the Report fairly presents, in all material respects , the financial condition and results of operations of the Company. Date: November 14 , 2022 /s/Paul Sykes Name: Paul Sykes Title: Chief Financial Officer A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staffupon request.